UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38418	35-2528215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19805 N. Creek Parkway Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 459-1831

(Former name or former address, if changed since last report.):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COCP	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On July 25, 2022, the Compensation Committee (the “Committee”) of the Board of Directors of Cocrystal Pharma, Inc. (the “Company”) approved the following increases in the base salary of the Company’s executive officers effective June 1, 2022. The annual base salary of James Martin, Chief Financial Officer and Co-Interim Chief Executive Officer, was increased from $350,000 to $385,000, and the annual base salary of Sam Lee, President and Co-Interim Chief Executive Officer, was increased from $350,000 to $385,000. Additionally, each of these executive officers received a cash bonus in the amount of $150,000 and a grant of 300,000 incentive stock options. The options are ten-year incentive stock options exercisable at $0.42 per share and vesting as follows: one-half will vest on the one-year anniversary of the grant date and the remainder will vest in eight equal quarterly installments on the last day of March, June, September and December, with the first such quarterly installment vesting on September 30, 2023, subject to continuous employment as of each applicable vesting date.

On July 25, 2022, the Committee also approved the following grants of stock options to the Company’s independent directors: (i) 80,000 options and a $30,000 cash stipend to Richard Pfenniger, (ii) 220,000 options and a $37,000 cash stipend to Phillip Frost, (iii) 280,000 options and a $50,000 cash stipend to Roger Kornberg, (iv) 188,000 options and a $68,000 cash stipend to Steven Rubin, and (v) 148,000 options and a $45,000 cash stipend to Anthony Japour. The options are ten-year non-qualified stock options exercisable at $0.42 per share and vesting as follows: one-half will vest on the one-year anniversary of the grant date and the remainder will vest in eight equal quarterly installments on the last day of March, June, September and December, with the first such quarterly installment vesting on September 30, 2023, subject to continuous service as of each applicable vesting date.

In addition, the Committee granted the Co-Interim Chief Executive Officers with authority to issue up to 400,000 stock options at their discretion under the Company’s 2015 Equity Incentive Plan, for grants to employees and certain select consultants based on their performance, contracts and for continued incentives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cocrystal Pharma, Inc.

Date: July 29, 2022	By:	/s/ James Martin
	Name:	James Martin
	Title:	Co-Interim Chief Executive Officer and Chief Financial Officer